Inventory	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Inventory
NOTE 5. INVENTORY
As of December 31, 2020 and 2019, inventory was comprised primarily of cannabis and cannabis-related products. The Company wrote off $5.9 million of inventory, net of reversals during the year ended December 31, 2020 primarily related to work-in-process
inventory with a lower than expected exit price in its Arizona operations and obsolescence primarily related to damaged work-in-process
inventory in its Ohio operation. The Company reversed $0.4 million of previously written off inventory during the year ended December 31, 2020 to reflect an increase in expected net realizable value of inventory held in its Arizona operations. The Company wrote off $8.4 million of inventory during the year ended December 31, 2019, due to obsolescence primarily related to damaged work-in-process
inventory in its Ohio operation. These write-offs are included in the fair value of inventory sold presented on the Consolidated Statements of Operations.
The Company recorded $4.0 million and $nil of inventory reserves in Costs of sales – production costs for the years ended December 31, 2020 and 2019, respectively. As of December 31, 2020 and 2019, the Company had inventory reserves of $4.2 million and $0.2 million, respectively.
Inventory as of December 31, 2020 and 2019, consisted of the following:

($ in thousands)	2020	2019
Raw materials	$67,176	$16,521
Raw materials—non-cannabis	15,496	5,820
Work-in-process	24,906	14,100
Finished goods	29,027	13,114

Total Inventory	$136,605	$49,555

During the years ended December 31, 2020 and 2019, the Company recognized $485.4 million and $174.0 million, respectively, of inventory expensed in the Consolidated Statements of Operations, which includes $270.5 million and $82.9 million, respectively, of Cost of sales – production costs and $214.9 million and $91.1 million, respectively, of non-cash
expense relating to Realized changes in fair value of inventory sold.